                                                                    Exhibit 99.2

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION OF ACE LIMITED

     On April 1, 1998, ACE Limited (the "Company" or "ACE") completed the acquisition of CAT Limited ("CAT"), a privately held, Bermuda based property catastrophe reinsurer. Under the terms of the agreement, the Company purchased all of the outstanding capital stock of CAT for aggregate cash consideration of approximately $711 million (the "CAT Acquisition"). The Company financed the transaction with $385 million of short-term bank borrowings from its current undrawn credit facility established in December 1997, and from cash on hand.

     The following unaudited pro forma condensed consolidated statements of operations for the twelve months ended September 30, 1997 and for the three months ended December 31, 1997 present operating results of ACE as if the CAT Acquisition had occurred on October 1, 1996. The unaudited pro forma condensed consolidated balance sheet as of December 31, 1997 gives effect to the CAT Acquisition as if it had occurred on December 31, 1997. The unaudited condensed consolidated financial information of the Company is presented on a pro-forma basis to reflect the acquisition by the Company of ACE USA (formerly Westchester Specialty Group, Inc.) which was completed on January 2, 1998 and a 3 for 1 split of the company's ordinary shares effective March 2, 1998.

     The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the consolidated financial statements of ACE, included in the Company's Annual Report on Form 10-K for the year ended September 30, 1997, the unaudited consolidated financial statements of ACE included in the Company's Quarterly Report on Form 10-Q for the quarter ended December 31, 1997, the audited consolidated financial statements of CAT for the year ended December 31, 1997 filed with this report and the Form 8-K/A filed on March 3, 1998 by the Company with respect to the Company's acquisition of ACE USA. The unaudited pro forma condensed consolidated financial information is not intended to be indicative of the consolidated results of operations or financial position of ACE that would have been reported if the CAT Acquisition had occurred at the dates indicated or of the consolidated results of future operations or of future financial position.

     The CAT Acquisition has been accounted for as a purchase in accordance with Generally Accepted Accounting Principles. Under purchase accounting, the total purchase price is allocated to the acquired assets and liabilities based on their fair values.

           Unaudited Pro Forma Condensed Consolidated Balance Sheet


                                                                       At December 31, 1997
                                                  ----------------------------------------------------------------
                                                                  (in thousands of U.S. dollars)
                                                                                                     Pro forma
                                                                             Pro forma            combined for CAT
                                                      ACE           CAT     Adjustments   Notes      Acquisition
                                                  ----------------------------------------------------------------
Total investments and cash                        $5,301,374     $515,919     $   2,107     (1)
                                                                                 (1,643)    (1)
                                                                                385,000     (3)
                                                                               (691,000)    (4)       $5,511,757
Insurance and reinsurance balances receivable
(including reinsurance recoveries)                   781,078       17,133                                798,211
Investment in Enterprise                                -          72,597       (72,597)    (2)             -
Other assets                                         564,711       12,482         3,143     (1)          580,336
Goodwill                                             195,397                    219,984     (5)          415,381
                                                  ------------------------                            ----------
Total assets                                      $6,842,560     $618,131                             $7,305,685
                                                  ========================                            ==========

Unpaid losses and loss expenses                   $3,309,392     $ 36,862                             $3,346,254
Unearned premiums                                    457,307       24,411                                481,718
Bank debt                                            250,000                  $ 385,000     (3)          635,000
Other liabilities                                    207,309       16,418        (6,173)    (2)
                                                                                  3,607     (1)
                                                                                  3,000     (4)          224,161
                                                  ------------------------                            ----------
Total liabilities                                 $4,224,008     $ 77,691                             $4,687,133
                                                  ------------------------                            ----------

Total shareholders' equity                         2,618,552      540,440       (66,424)    (2)
                                                                               (474,016)    (6)        2,618,552
                                                  ------------------------                            ----------
Total liabilities and shareholders' equity        $6,842,560     $618,131                             $7,305,685
                                                  ========================                            ==========

(1) Reflects the acquisition by CAT of Hamilton Services Limited for $1.6 million immediately prior to the CAT Acquisition. This acquisition was accounted for under the purchase method of accounting.

(2) Under the terms of the Stock Purchase Agreement, dated March 25, 1998, between ACE, CAT and the Shareholders of CAT (the "Stock Purchase Agreement"), CAT's ownership in Enterprise Reinsurance Holdings Corporation ("Enterprise") was distributed to CAT's existing shareholders prior to the acquisition of CAT by the Company in return for CAT shares. This adjustment reflects the disposition of Enterprise for $69 million. The shares received by CAT were retired.

(3) As part of the financing of the acquisition, ACE borrowed $385 million of short-term bank borrowings from its current undrawn credit facility established in December 1997, and from cash on hand. The interest rate on the short-term borrowing is approximately 6%.

(4) Under the terms of the Stock Purchase Agreement, ACE paid a total purchase price of approximately $691 million (the total aggregate purchase price of $711 million includes an estimate of CAT earnings for first quarter of calendar 1998 of $20 million). ACE also incurred direct transaction expenses of approximately $3 million.

(5) Under purchase accounting, the total purchase price is allocated to the acquired assets and liabilities assumed based on their fair values. Any differences between the cost of the transaction and the fair value of CAT net assets acquired would be recorded as goodwill. Based on the purchase price paid, ACE will record goodwill of approximately $220 million from this transaction. Goodwill is expected to be amortized over 25 years.

(6)  To eliminate CAT's shareholder's equity.

                                Unaudited Pro Forma Condensed Consolidated Statements of Operations

                                                                       Three months ended December 31, 1997
                                                      ------------------------------------------------------------------------
                                                           (in thousands of U.S. dollars, except share and per share data)
                                                                                                             Pro forma
                                                                                 Pro forma                combined for CAT
                                                           ACE       CAT        Adjustments      Notes      Acquisition
                                                      --------------------------------------------------------------------
Net Premiums Written                                  $   144,858  $  2,912                               $        147,770
                                                      -------------------------------------               ----------------

Net Premiums Earned                                       191,302    35,468                                        226,770
Net investment income                                      71,298     4,938        $ (4,408)        (1)             71,828
Losses and loss expenses                                 (126,220)  (11,210)                                      (137,430)
Acquisition costs and administrative expenses             (42,506)  (10,517)         (2,200)        (2)            (55,223)
Interest expense                                           (3,938)        -          (5,744)        (3)             (9,682)
Income tax                                                 (2,088)        -                                         (2,088)
                                                      -------------------------------------               ----------------
Income excluding net realized gains                        87,848    18,679         (12,352)                        94,175
Net realized gains on invesments                           27,492       362                                         27,854
                                                      -------------------------------------               ----------------
Net Income                                            $   115,340  $ 19,041        $(12,352)              $        122,029
                                                      =====================================               ================

Basic Earnings per share, excluding realized gains    $      0.53                                         $           0.57
                                                      ===========                                         ================
Basic earnings per share                              $      0.70                                         $           0.74
                                                      ===========                                         ================
Weighted average shares outstanding - Basic           164,651,478                                              164,651,478
                                                      ===========                                         ================
Diluted Earnings per share, excluding realized gains  $      0.52                                         $           0.56
                                                      ===========                                         ================
Diluted earnings per share                            $      0.68                                         $           0.72
                                                      ===========                                         ================
Weighted average shares outstanding - Diluted         168,680,460                                              168,680,460
                                                      ===========                                         ================

(1) To eliminate the estimated investment income on the cash portion of the purchase cost funded by ACE (based on a yield of 5.8% which approximates the yield on the ACE portfolio for the fiscal year ended September 30,
     1997).

(2)  Amortization of goodwill for the period.

(3) Interest on the $385 million short-term bank borrowing which has been calculated at a rate of approximately 6%.

                                Unaudited Pro Forma Condensed Consolidated Statements of Operations

                                                                          Year ended September 30, 1997
                                                        ------------------------------------------------------------------
                                                          (in thousands of U.S. dollars, except share and per share data)
                                                                                                             Pro forma
                                                                                   Pro forma              combined for CAT
                                                             ACE        CAT(1)    Adjustments    Notes      Acquisition
                                                        ------------------------------------------------------------------
Net Premiums Written                                    $   728,311   $137,050                            $      865,361
                                                        -----------------------------------               --------------

Net Premiums Earned                                         749,129    144,397                                   893,526
Net investment income                                       285,824     25,027     $(17,632)      (2)            293,219
Losses and loss expenses                                   (718,256)   (29,721)                                 (747,977)
Acquisition costs and administrative expenses              (147,027)   (25,732)      (8,799)      (3)           (181,558)
Interest expense                                            (15,750)         -      (22,976)      (4)            (38,726)
Income tax                                                   60,862          -                                    60,862
                                                        -----------------------------------               --------------
Income excluding net realized gains                         214,782    113,971      (49,407)                     279,346
Net realized gains (losses) on investments                  128,430       (356)                                  128,074
                                                        -----------------------------------               --------------
Net Income                                              $   343,212   $113,615     $(49,407)              $      407,420
                                                        ===================================               ==============

Basic Earnings per share, excluding realized gains      $      1.26                                       $         1.64
                                                        ===========                                       ==============
Basic earnings per share                                $      2.02                                       $         2.40
                                                        ===========                                       ==============
Weighted average shares outstanding - Basic             169,820,631                                          169,820,631
                                                        ===========                                       ==============
Diluted Earnings per share, excluding realized gains    $      1.25                                       $         1.62
                                                        ===========                                       ==============
Diluted earnings per share                              $      1.99                                       $         2.36
                                                        ===========                                       ==============
Weighted average shares outstanding - Diluted           172,481,013                                          172,481,013
                                                        ===========                                       ==============

(1) The CAT consolidated statement of operations has been compiled to reflect its results of operations for the twelve months ended September 30, 1997.

(2) To eliminate the estimated investment income on the cash portion of the purchase cost funded by ACE (based on a yield of 5.8% which approximates the yield on the ACE portfolio for the fiscal year ended September 30, 1997).

(3)  Amortization of goodwill for the period

(4) Interest on the $385 million short-term bank borrowing which has been calculated at a rate of approximately 6%.